SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2005

Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30156

(Commission File Number)

98-0170247

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5005

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 7, 2005, Mr. Timothy N. Luu joined the Board of Directors, and was appointed Chief Technology Officer (CTO).

Mr. Luu, who holds a Bachelor of Science degree in Electrical Engineering and brings nearly two decades of professional experience in technology development and management.

Prior to joining Entheos, Mr. Luu has held senior management and oversight positions at several private, technology-driven firms, including tenure as Vice President on the heels of appointments in engineering and MIS management at BDI Business Development International and Pace Aviation Ltd., respectively.

Subsequently, Mr. Timothy Luu joined Reid Crowther, a global infrastructure engineering and project management firm established in 1906.  As an Information Systems specialist, Mr. Luu assumed the role of Team Leader for applications development in databases and computerized management systems for large control systems applications.

While continuing to provide technical consulting services to Reid Crowther, in 1998 Mr. Luu launched Applied Technology Professionals Ltd. (ATP), and assumed the role of President and Managing Director of the firm.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On February 7, 2005, Entheos Technologies, Inc. issued a news release to announce the appointment of Mr. Timothy N. Luu to the Company’s Board of Directors.  This news release, dated February 7, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated February 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

/s/ Stanley Wong

Stanley Wong

President and CEO

Date: February 7, 2005

EXHIBIT 99.1

Entheos Announces Appointment of Director and Chief Technology Officer; Enters into Search Engine Optimization Market.

Vancouver, BC – February 7, 2005 - - Entheos Technologies, Inc. (OTCBB: ETHT), an Application Service Provider developing reliable, scalable and cost-effective outsourced email services for small to mid-sized enterprises, is pleased to announce the appointment of Mr. Timothy N. Luu to the Company’s Board of Directors.

Mr. Luu, who holds a Bachelor of Science degree in Electrical Engineering and brings nearly two decades of professional experience in technology development and management, has joined Entheos Technologies as its Chief Technology Officer (CTO) and Director.

“I’m hopeful that Timothy’s experience and knowledge-set are going to lend very well to our business, especially at a time when the technology landscape is evolving as dramatically as it is,” stated Mr. Stanley Wong, President of Entheos Technologies, Inc. “The addition of Mr. Luu in particular will allow our Company to expand its portfolio of services and broaden our reach to include the $4 billion-plus, search engine optimization (SEO) market – a highly fragmented service within the IT services sector.”

Commenting on his appointment to the Board, Mr. Timothy Luu explained, “I’m honored to be part of Entheos and consider this to be a very exciting time for the company’s addition of SEO services.  For example, industry analysts project the SEO market will grow by 39% over 2004’s spending of $4 billion in North America alone, with nearly one-third of all monies spent in this area outsourced to firms like us.”

Prior to joining Entheos, Mr. Luu has held senior management and oversight positions at several private, technology-driven firms, including tenure as Vice President on the heels of appointments in engineering and MIS management at BDI Business Development International and Pace Aviation Ltd., respectively.

Subsequently, Mr. Timothy Luu joined Reid Crowther, a global infrastructure engineering and project management firm established in 1906.  As an Information Systems specialist,  Mr. Luu assumed the role of Team Leader for applications development in databases and computerized management systems for large control systems applications.

While continuing to provide technical consulting services to Reid Crowther, in 1998  Mr. Luu launched Applied Technology Professionals Ltd. (ATP), and assumed the role of President and Managing Director of the firm.

Since then, under Mr. Luu’s guidance, ATP has earned an industry-wide reputation for its advanced, custom integration of accounting systems with proprietary applications in hotel management, membership management systems, and ecommerce and online account management systems.

Today, ATP boasts special expertise in ecommerce and web based application development.  The Company continues to broaden its client base through a proprietary portal, and customized ecommerce and e-business management solutions which deliver extensive integration of internal accounting and external systems.

Recently, Mr. Luu has expanded ATP’s technology product offerings to include online sales and marketing, viewer-to-buyer conversion strategies, and custom programming for the $4 billion search engine optimization and search engine results-positioning market.

According to a published research study authored by The Search Engine Marketing Professionals Organization (SEMPO), U.S. and Canadian advertisers were expected to spend $4.087 billion dollars on search marketing programs in 2004, with a 39% average increase projected for this calendar year alone.

The same SEMPO report also found that senior executive staff at 50% of advertiser-respondents considered their company's search engine marketing (SEM) initiatives a "high priority” and only 41% of advertisers stated that newly created funds would be needed for SEM budgets in 2005.

Last year, 48% of marketing communications budgets were spent on website development and advertising, according to a report by the communications consulting firm, Blackfriars Communications, Inc. (2004).

About Entheos Technologies, Inc.

Entheos Technologies, Inc. (OTCBB: ETHT), through its wholly-owned subsidiary Email Solutions, Inc., operates as an Application Service Provider (ASP) providing reliable, scalable and cost-effective outsourced email services for small to mid-sized enterprises with fewer than 500 employees.

According the Bureau of Labor Statistics, there were nearly 24 million such small businesses in America in 2003, responsible for creating up to 80% of net new jobs annually over the past decade and generating more than half of the nation’s non-farm gross domestic product (GDP).

The Small Business Administration (SBA) estimates that computer ownership among these enterprises has grown by nearly 15% in two years with online access rising by over 50% during the same period.  These businesses cite “sending and receiving email” among their three most important uses of the Internet.

Entheos is also currently seeking to augment its position in technology-based services through the acquisition of and/or joint venture with, other technology driven ventures.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's services and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out product development and commercialization plans, loss or retirement of key executives and operations personnel, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

Entheos Technologies, Inc.

Investor Relations

Phone: 604-659-5005